Exhibit 99.2

Year-end 2005 Earnings Teleconference March 28, 2006

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our annual report on Form 10K for the year ended December 31, 2004, and quarterly report on Form 10Q for the quarter ended September 30, 2005, filed with the Securities and Exchange Commission.
This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

Financial Results ($ millions)  Revenues 4th Quarter Full Year 2004 2005 % Chg 51.7 53.9 4%  Adjusted EBITDA 17.0 20.7 22%  Revenues 2004 2005 % Chg 199.6 215.9 8% Adjusted EBITDA 69.4 76.4 10%
Includes ~ $1.2 full-year 2005 impact related to the capitalization of our truck and large van fleet

Market Headwinds in 2005 Equipment Recalls Insolvency of a Large Customer Gasoline Costs Hospital Census Outsourcing Revenues Hospital Admissions (Source: Credit Suisse report dated 3/16/06; and 4Q-05 UHS internal estimate)

Positive Influences in 2005 Lifecycle Traction  Resident Program Traction AMPP / CHAMP / TEAM 21 net new programs in 2005 and a substantially stronger pipeline of opportunities Lifecycle Traction  Operating Efficiencies & Cost Controls
Bank Refinancing Capex Efficiency

2006 Outlook Key Strategies Move from Lifecycle Education towards Adoption Continued transition towards Resident programs Further efficiencies in Operations and Capex Continued growth in less capital intensive businesses (Services / Sales & Remarketing) Key Influencers Hospital Census and Capital Spending Equipment Recalls Healthcare Legislation / Regulation

2005 Financial Review

Capital Lease Accounting Impact in 2005 ($ millions) Total Debt 10.125% Notes $ 260.0 Bank Revolver 38.1 Subtotal 298.1 Capital Lease Adder 2.4 Total Debt $ 300.5 Adjusted EBITDA Before Capital Lease Adder $75.2 Capital Lease Adder 1.2 Total $76.4 Total Debt / Adjusted EBITDA Remains approximately 4.0x During Q4-2005, we capitalized the leases associated with our Truck and Box Van fleet Primary impact on EBITDA is that Vehicle Lease Expense is re-characterized into Depreciation and Interest

Medical Equipment Outsourcing Rental of UHS-owned equipment Supplemental (short-term) Long Term Bariatrics: suite of specialty equipment for treatment of obesity AMPP Resident Programs (Asset Management Partnership Program) On-site management to drive better equipment utilization (UHS people, technology & processes)  4th Quarter Full Yea r 2004 2005 % Chg 2004 2005 % Chg Revenues $39.6 $42.0 6% $156.5 $ 167.7 7% MME Depreciation $9.1 $9.9 9% $36.0 $38.0 6% Gross Margin $18.0 $19.5 8% $73.3 $77.2 5% Gross Margin % 46% 46% 47% 46%  Trend Analysis Minimal flu / weak census in Q4, yet higher observed acuity levels in patients versus prior years Full year margins were modestly hampered (~ $1.0) by the hurricanes, higher gasoline costs, equipment recalls across the industry and one-time employee costs related to accounting for workers compensation claims We added 11 new AMPP relationships in 2005, bringing our total number of programs to 47 at year-end  Refer to Appendix for reconciliation of MME Depreciation to Total Depreciation

Technical & Professional Services Technical Services: Maintain & Repair Customer-owned Equipment: Non-resident, response-based / scheduled Biomedical Services Resident-Based Programs: CHAMP®: small hospitals in rural areas TEAM: larger hospitals in urban areas Manufacturer Services Professional Services: Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies 4th Quarter Full Year 2004 2005 % Chg 2004 2005 % Chg Revenues $7.4 $7.3 -1% $25.5 $29.7 16% Gross Margin $2.7 $2.2 -19% $8.2 $7.8 -5% Gross Margin % 37% 30% 32% 26% Trend Analysis:4th Qtr results continued the full year trend of strong Supplemental activity, which was offset by weak CHAMP / TEAM results due to the loss of a large customer to insolvency (fully reserved) We added 10 new CHAMP and TEAM relationships in 2005, bringing our total number of programs to 84 at year-end Timing issues around the Baxter recall opportunities also suppressed 2005 Manufacturer Services results - expect this to materialize in 2nd half of 2006 millions

Medical Equipment Sales and Remarketing Asset recovery and equipment brokerage New equipment sales Logistics Management Disposable Sales $ millions 4th Quarter Full Year 2004 2005 % Chg 2004 2005 % Chg Revenues $4.8 $4.6 -5% $17.6 $ 18.6 5% Gross Margin $1.3 $1.0 -23% $4.3 $3.9 -11% Gross Margin % 27% 22% 24% 21% Trend Analysis: Transactional activity slowed in 2005 as hospitals took time to assess the Baxter recall issue Results in this segment were hampered in Q1 due to the movement of “for-sale inventory” to the Outsourcing rental segment to meet customer demand during the flu season This segment’s results will be choppy due to its transactional nature

Selected Income Statement Data ($ millions) 4th Quarter Full Year 2004 2005 % Chg 2004 2005 % Chg Consolidated Revenues $ 51.7 $ 53.9 4% $ 199.6 $ 215.9 8% Gross Margin 22.0 22.7 3% 85.8 88.9 4% % of Revenues 43% 42% 43% 41% SG&A $ 16.4 $ 14.5 -12% $ 57.7 $ 58.5 1% % of Revenues 32% 27% 29% 27% Interest Expense 8.0 8.0 30.5 31.1 EBITDA pre Cap.Lease Adj. 16.6 19.3 68.5 73.8 Mgmt & Board Fees 0.2 0.2 0.7 0.8 SOX Costs 0.2 0.0 0.2 0.6 Subtotal 17.0 19.5 15% 69.4 75.2 8% Capital Lease Adjustment - 1.2 - 1.2 Adjusted EBITDA % of Revenues 17.0 33% 20.7 38% 22% 69.4 35% 76.4 35% 10%  Apples-to-Apples with Previous Guidance of Low-to-Mid $70’s Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations

Continued Capex Efficiency ($ millions) Services Sales & Remarketing Revenues Outsourcing Acquisitions Net Accrual Capex 41% 30% 29% 25% 23% 22% 19% Net Accrual Capex % of Revenues Refer to Appendix for reconciliation of Net Accrual Capex

Liquidity Overview - 2005 ($ millions) Borrowing Base at 12/31/05 (net of L/Cs outstanding) $ $111 12/31/04 Revolver Balance $ 37 Available Liquidity $73 12/31/04 Revolver Balance $ 37 Guidance was low to mid-40s Cash Flow from Ops $ 44 Guidance was low to mid-40s Investing Cash Flows Net Accrual Capex ($42) Capex in Payables 2 Acquisitions (1) (41) Other ($4) (a) 12/31/05 Net Revolver Balance $38 “Other” comprises Financing Cash Flows including $2.2 reduction in checks outstanding, $0.9 fees for the bank amendment and $1.1 in capital lease payments

2006 Estimated Guidance ($ millions) 2005 2006 E Key Drivers & Timing EBITDA pre Cap. $ 73.8 Lease Adj. 0.8 0.9 Hospital census, Resident + Mgmt & Board 0.6 0.1 program signings, sales force Fees 0.0 1.7 repositioning, competitive + Sarbanes Oxley $ 75.2 setting. (SOX) 1.2 1.1 + Stock-based Comp $76.4 Upper $70’s (FAS 123R) + + Capital Lease Adjustment = Adjusted EBITDA Net Accrual Capex $ 42.6 Mid $40’s Baxter delay from 2005 shows (+ Acquisition in 2005) up in 2006; (upper $40’s if we sign more AMPPs or large National Accounts) Bariatrics growth; new technology; take-away business AMPP signings and large National Account contracts are the “wild cards” Total Debt / Adjusted 4.0x ~ 4.0x + / - Intra-year variability due to EBITDA timing of semiannual bond interest payments (~$ 13 in May and ~ $13 in November) Excludes impact of any acquisitions in 2006 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

Appendix

UHS - Who We Are Leading provider of Movable Medical Equipment (MME) lifecycle services Relationships with over 3,200 hospitals, 3,100 acute and alternate site providers and over 200 manufacturers Largest most modern equipment fleet in the industry: > 160,000 units owned Outstanding reputation for service and quality: > 95% customer retention rate

2004 - 2005 EBITDA Reconciliation ($ millions) EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below. 4th Quarter 2004 2005 Full Year 2004 2005 Net cash provided by operating activities $ 0.8 $ 9.4 (a) $ 38.0 $ 44.0 (a) Changes in operating assets and liabilities 9.5 4.0 2.2 2.0 Other non-cash expenses (2.7) (1.1) (3.4) (2.9) Income tax expense 1.0 0.2 1.2 0.8 Interest expense 8.0 8.0 30.5 31.1 EBITDA 16.6 20.5 68.5 75.0 Management and board fees 0.2 0.2 0.7 0.8 SOX Adjusted EBITDA 0.2 $ 17.0 0.0 $ 20.7 0.2 $ 69.4 0.6 $ 76 .4 (a) 2005 Includes $1.2 million full year impact related to lease capitalization of our truck and box van fleet

EBITDA Reconciliation 1999-2005 ($ millions) EBITDA 1999 2000 2001 2002 2003 2004 2005 Net cash provided by operating activities $15.2 $28.2 $31.7 $40.2 $16.0 $38.0 $44.0(a) Changes in operating assets and liabilities 4.2 (3.5) 0.4 4.1 7.9 2.2 2.0 Other non-cash expenses (2.1) (2.3) (3.7) (11.7) (7.9) (3.4) (2.9) Income tax expense 0.6 0.1 0.1 0.1 0.3 1.2 0.8 Interest expense 18.0 20.7 19.6 18.1 20.2 30.5 31.1 EBITDA $35.9 $43.2 $48.1 $50.8 $36.5 $68.5 $75.0 Financing and Reorg charges $1.3 $- $2.8 $10.1 $27.7 $- $-Management and board fees $0.0 $0.3 $0.4 $0.3 $0.3 $0.7 $0.8 SOX Expense $0.0 $- $- $- $- $0.2 $0.6 Adjusted EBITA $37.2 $43.5 $51.3 $61.2 $64.5 $69.4 $76.4 Financing and Reorganization Charges Recapitalization, stock compensation, and serverance expenses $- $- $1.6 $10.1 $14.4 $- $ - Terminated IPO expenses $- $- $1.2 $- $- $- $- Loss on early retirement of debt $1.3 $- $- $- $13.3 $- $- Subtotal $1.3 $- $2.8 $10.1 $27.7 $- $- Total Revenues $92.2 $106.0 $125.6 $153.8 $171.0 $199.6 $215.9 (a) 2005 includes $1.2 million full year impact related to lease capitalization of our truck and box van fleet.

Depreciation and Amortization Reconciliation ($ millions) 4th Quarter Full Year 2004 2005 2004 2005 Movable Medical Equipment Depreciation $9.1 $9.9 $36.0 $38.0 Other Gross Margin Depreciation 0.2 1.1 (a) 0.7 2.1 (a) Total Gross Margin Depreciation 9.3 11.0 36.7 40.1 Selling, General, and Admin Depreciation Amortization Total Depreciation and Amortization 10.9 12,3 40.3 44.6 0.8 0.8 (b) 2.5 0.8 0.5 1.1 1.8 Debt Placement Cost Amo rtization* 0.5 0.4 1.7 1.7 *Expensed to Interest 2005 includes $0.8 million full year impact related to lease capitalization of our truck and large van fleet 2005 includes $0.2 million full year impact related to lease capitalization of our truck and large van fleet

Accrual Capex Reconciliation ($ millions) 1999 2000 2001 2002 2003 2004 2005 Cash used in Investing Activities 49.4 31.5 41.5 39.0 36.8 65.2 40.6 Less: Acquisitions (6.3) - (7.8) - (1.9) (15.1) (1.1) Less: Other (0.1) 0.1 (0.3) (0.2) (0.2) - - Less: MME in A/P prior year (8.4) (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) Add: MME in A/P current year 3.0 3.0 5.9 6.0 10.5 3.8 5.8 Accrual Capex 37.6 31.6 36.4 38.8 39.2 43.4 41.5 Acquisitions 6.3 - 7.8 - 1.9 15.1 1.1